Exhibit 99.1

MAIA BIOTECHNOLOGY

TELOMERE TARGETING IMMUNOTHERAPIES FOR CANCER

NYSE AMERICAN: MAIA

Fall 2026

FORWARD-LOOKING STATEMENTS

All statements in this presentation, other than those relating to historical facts, are "forward-looking statements." These forward-looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies; statements that contain projections of results of operations or of financial condition; statements relating to the industry and government policies and regulations relating to our industry; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. We have based these forward-looking statements on assumptions and assessments made by our management in 2025, their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward-looking statements include, among other things: the overall global economic environment; general market, political, and economic conditions in the countries in which we operate: projected capital expenditures and liquidity; changes in our strategy; government regulations and approvals; the application of certain service license; and litigation and regulatory proceedings. Factors that may cause such differences also include, but are not limited to, those discussed under Risk Factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2025, and other periodic reports filed by the Company from time to time with the Securities and Exchange Commission. You may get these documents for free by visiting EDGAR on the Commission's website at www.sec.gov. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation 2025, among other factors, the factors referenced in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2025. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities can only be made in compliance with applicable securities laws. You should read carefully the factors described in the “Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2025, to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by law, we are under no duty to update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. These forward-looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward-looking statements for any reason.

MAIA BIOTECHNOLOGY - INVESTMENT PROFILE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

New science for cancer therapy with dual mechanism of action: Telomere Targeting and Immunogenicity

- **Ateganosine (THIO):** lead molecule in 2 ongoing clinical trials (Phase 3 and Phase 2)
- **Second generation compounds in R&D**

Phase 3 Trial (ongoing): THIO-104

- Ateganosine + Libtayo® vs. Investigator's Choice in Non-Small Cell Lung Cancer (NSCLC) third-line
- **Large population with high unmet clinical need:** Patients resistant to immune and chemotherapy
    - ~50,000 patients per year in the US
- **Enrolment started in Dec 2025:** ongoing in 7 countries across ~40 sites; more countries planned to be added
- **Overall Survival (OS) interim analysis:** potential early full commercial approval with high probability of technical success (PTS)
- **OS final analysis:** potential full commercial approval with very high PTS
- **65 / 300 patients enrolled** (as of 9/21/2026)

Phase 2 trial (ongoing): THIO-101

- Ateganosine + Libtayo in third-line Non-Small Cell Lung Cancer (NSCLC)
- **Unprecedented efficacy to date (Parts A and B) in 3L NSCLC:**
    - ✓ 88% disease control rate (DCR): 3x higher than standard of care (SoC)
    - ✓ 38% overall response (ORR): 4-6x SoC
    - ✓ 17.8 months median overall survival (OS): 3x SoC
- **Parts C (expansion ongoing):** confirmed 88% DCR in larger population
- **Regeneron:** continued clinical supply agreement for Libtayo
- **Potential for accelerated approval**

ACHIEVEMENTS TO DATE

Ateganosine (THIO) is the only direct telomere-targeting anticancer agent in clinical development

Regulatory achievements to date

- **3 U.S. FDA Orphan Drug Designations:**
  - Hepatocellular Carcinoma (HCC, 90% of primary liver cancers)
  - Small Cell Lung Cancer (SCLC, deadliest lung cancer)
  - Malignant Gliomas (brain cancer)
- **1 U.S. FDA Rare Pediatric Disease Designation (RPDD):** children's brain cancers
- **1 U.S. FDA Fast Track Designation (FTD):** third-line NSCLC patients resistant to chemotherapy and checkpoint inhibitors

Multiple Ateganosine (THIO) + checkpoint inhibitor trials planned for additional cancer indications

- **BeOne Medicines:** clinical supply agreement for tislelizumab - colorectal cancer (CRC), liver (HCC), and small cell lung cancer (SCLC)
- **Roche:** master agreement for atezolizumab - signed in 2025 for a future clinical trial

ROBUST PIPELINE

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Clinical Trials with Ateganosine

Worldwide rights owned by MAIA

Clinical Trial	Indication	Treatment	Status	
THIO-104	NSCLC-3	Ateganosine → Libtayo®	Ongoing Phase 3	
THIO-101	NSCLC-3	Ateganosine → Libtayo®	Ongoing Phase 2	Clinical supply agreement REGENERON
THIO-CRC	CRC-3	Ateganosine → tislelizumab	Planned Phase 2*	Clinical supply agreement BeOne
THIO-SCLC	SCLC-1	Ateganosine → tislelizumab	Planned Phase 2*	
THIO-HCC	HCC-2	Ateganosine → tislelizumab	Planned Phase 2*	
THIO-HCC	HCC-1	Ateganosine → atezolizumab	Planned Phase 2*	Master agreement with Roche

*Trials in planning stage: indications and names may change.

Clinical Trials with 2nd Generation Telomere Targeting Agents

Rights fully-owned by MAIA, developed in-house

Agent	Indication	Status
MAIA-2021-020	Multiple Tumor Types	Preclinical - IND Enabling
MAIA-2022-012	Multiple Tumor Types	Preclinical - IND Enabling
MAIA-2021-029	Multiple Tumor Types	Preclinical - IND Enabling

MECHANISM OF ACTION

Ateganosine (THIO, 6-thio-2'-deoxyguanosine) has a novel dual mechanism of action

A Telomere-Targeting

- Ateganosine is a guanine analog incorporated into telomeres by telomerase, active in >80% of cancers.
- This disrupts telomere structure and function, triggering selective cancer cell death.[1]

B Immunogenic Effect

- Ateganosine-modified telomeric DNA fragments form micronuclei that activate antitumor immunity.[1]
- Activates cGAS/STING and T-cell responses, turning "cold" tumors "hot."
- Sequential ateganosine → checkpoint inhibitor (CPI) treatment produces deep, durable tumor regression in advanced in vivo cancer models.[2]

In cancer cells


Chromosome
A
Telomere
B
Ateganosine
G G T T G G G G T T G G G G T T G G G
C C A A C C C C A A C C C C A A C C C C A A

1. Mender I, et al. Cancer Disc 2015 Jan;5(1):82-95.
2. Mender I, et al. Cancer Cell 2020;38:400–11.

CURATIVE PRECLINICAL STUDIES

In Non-Small Cell Lung Cancer (NSCLC) models, Ateganosine followed by CPI results in 60% complete response (CR)

Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study

No recurrence after long-term follow-up. 70 days in mice models are comparable to 7 years in human cells, where the curative threshold is 5 years: they were cured

No cancer take after rechallenge with 5x more lung cancer (LLC) cells with no additional therapy: anticancer immune memory has been induced


Cycle 1
Cycle 2
2 cycles of treatment
Control
Atezolizumab
Ateganosine
Ateganosine → Atezolizumab
Tumor Volume (mm³)
1000
900
800
700
600
500
400
300
200
100
0
0
10
20
30
40
50
60
70
80
90
Days After Tumor Inoculation
D25: 20% PR & 60% CR
D69: No recurrence observed
D70: Rechallenge with 5x more lung cancer cells with no additional treatment
D90: No cancer! Immune memory due to Ateganosine

Source: Mender et al, Cancer Cell, 2020; Ateganosine (THIO) followed by Tecentriq (atezolizumab; Roche/Genentech) tested first; repeated later with Ateganosine followed by Keytruda (pembrolizumab; Merck); and Libtayo (cemiplimab; Regeneron). Data from preclinical results.

POTENTIAL FOR PARTNERSHIPS

Ateganosine followed by a CPI has the potential to change the treatment landscape of multiple tumor types

Great potential for expansion

- Studies with Ateganosine with multiple CPIs in other cancer models (including liver, colorectal, brain and more) have been conducted with similar or better outcomes compared to NSCLC.

Examples of commercially available CPIs

- TECENTRIQ® (atezolizumab) — Genentech, A Member of the Roche Group
- KEYTRUDA® (pembrolizumab) — MERCK
- OPDIVO® (nivolumab) — Bristol Myers Squibb
- BAVENCIO® avelumab Injection 20 mg/mL — EMD SERONO
- LIBTAYO® (cemiplimab) — REGENERON
- TEVIMBRA (tislelizumab) — BeOne
- IMFINZI® (durvalumab) — AstraZeneca
- Jemperli (dostarlimab-gxly) Injection 500 mg — GSK

NSCLC CLINICAL TRIALS

MAIA
BIOTECHNOLOGY

PHASE 2 TRIAL ONGOING

THIO-101: A Multicenter, Open-label, Dose-Finding Phase 2 Trial Evaluating the Safety and Efficacy of Ateganosine (THIO) Administered in Sequence with Libtayo® (cemiplimab) in NSCLC Patients Who Are Resistant to Checkpoint Inhibitors


Parts A & B (Completed)
Safety
Modified 3+3 design
Ateganosine 360mg + Libtayo®
No DLTs
Efficacy/Safety/Dose Selection
Randomize
Ateganosine 60mg + Libtayo®
Ateganosine 180mg + Libtayo®
Ateganosine 360mg + Libtayo®
Part C (Ongoing)
Randomize
Ateganosine + Libtayo® (Stage I, n = 7)
DCR = 86% (6/7)
Ateganosine + Libtayo® (Supplemental, n = 28)
DCR = 89% (25/28)
Ateganosine (Stage I, n = 7)*
DCR = 57.1% (4/7)
*In the monotherapy group, patients cross over to combination therapy after 2 cycles (per protocol)
Stage I to support contribution of components analysis

- 79 patients (24 in 60mg dose, 41 in 180mg, 14 in 360mg)
- Best dose: 180mg - selected on Nov'23
- Median OS 3L = 17.8 months
- DCR 3L 180mg = 88%
- ORR 3L 180mg = 38%

- 41 patients (7+27 in combination therapy, 7 in monotherapy)
- DCR in chemotherapy is reported ~25-35%
- 2 patients in the crossed over group presented **partial responses** after starting combination treatment

Note: Efficacy data presented from 31-Jul-2026 datacut.

ROBUST EFFICACY TO SUPPORT PHASE 3 TRIAL

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Observed outcomes from THIO-101 (Parts A and B):

	THIO-101	Chemo (RWD)
mOS	17.8 months (3L)	~5.8 months[1]
DCR	88% (3L 180mg)	~25-35%[1-2]
ORR	38% (3L 180mg)	~6-10%[1]

Highlights:

- Part C completed enrollment in **July 2026**
- Ongoing efficacy evaluation, 88% DCR confirmed in Part C
- As of July 2026, two patients have surpassed 35.9 months survival in 3L
- The treatment has been generally well-tolerated to date in this heavily pre-treated population


THIO-101 - Overall Survival (3L)
OS
1.00
0.75
0.50
0.25
0.00
95% CI lower bound: 12.5 months
99% CI lower bound: 10.8 months
0
6
12
18
24
30
Number at risk
Strata
All
22
14
12
7
1
0
0
6
12
18
24
30
Time in Months

*mOS reached in Jun 2025.

1. Girard N, et al. J Thorac Onc 2009;12:1544-1549.
2. Matsumoto H, et al. Transl Lung Cancer Res 2021;10:2278–89.

Note: (i) Clinical data presented from **17Nov2025** data cut and includes all patients who received at least one dose of ateganosine in Parts A and B of the trial (intent to treat population). Due to short duration of treatment and/or follow up, data is subject to change. (ii) Details on safety can be found on the announced ASCO 2025 poster available on MAIA's website. (iii) RWD: real-world data, CI: confidence interval.

PHASE 3 TRIAL DESIGNED FOR HIGHEST POTENTIAL

THIO-104: A Multicenter, Open-label, Pivotal Phase 3 Trial Evaluating the Efficacy of Ateganosine (THIO) Administered in Sequence with Libtayo® (cemiplimab) in NSCLC Patients Who Are Resistant to Checkpoint Inhibitors and Chemotherapy

NSCLC 3L

Patient Population:

- CPI Resistance (SITC criteria)
- Prior Platinum Therapy
- 2 prior lines of systemic therapy
- Excluding Driver Mutations
- Exclude untreated or symptomatic CNS mets
- PS (ECOG) 0-1

Stratified by:

- Prior docetaxel vs. no prior docetaxel

Randomize

Every 3 Weeks

- **Ateganosine + Libtayo®** (n=150)
- **Investigator Choice[1]** (n=150)

→ **OS**

[1] Investigator Choice options: gemcitabine, vinorelbine, docetaxel

Primary Endpoint	Overall Survival 7.8m v. 5.8m (HR 0.74)
Secondary Endpoints	DCR; ORR; DoR; PFS; Safety

- Enrollment started in Dec'25
- Targeted 100 patients enrolled by end of 2026
- Interim efficacy analysis in 2027

Note: DoR – duration of response; PFS – progression free survival.

HIGH PROBABILITY OF TECHNICAL SUCCESS

MAIA BIOTECHNOLOGY
NYSE American: MAIA

THIO-104 Design

- OS is the primary endpoint
- 90% power to detect HR=0.62, median 9.4 months vs 5.8 months[1] (chemo)
- Interim analysis boundary 1-sided p<0.0074 at 131 deaths
- Final analysis boundary 1-sided p<0.0228 at 186 deaths

Bayesian Assurance[2] Calculation

All 3L patients from THIO-101

Control:
- Median OS assumption (literature):
  - ✓ 6.1 months (95% CI: 2.8, 8.9)[3]

Ateganosine (THIO):
- Using 3L data from THIO-101 (n=22):
  - ✓ 17.8 months (95% CI: 12.5, 22.5)[4]

96%
Probability to succeed at the interim analysis (131 deaths)

99%
Probability to succeed at the final analysis (186 deaths)

Focus on Phase 3 execution

1. Girard N, et al. J Thorac Onc 2009;12:1544-1549.
2. O'Hagan A, Stevens JW, Campbell MJ. Assurance in clinical trial design. Pharmaceutical Statistics 2005; 4:187–201.
3. A.T. Freeman et al. Curr Oncol. 2020 May 1;27(2):76–82 (https://pmc.ncbi.nlm.nih.gov/articles/PMC7253749/)
4. Observed median OS from THIO-101 as of 30-Jun-2025.

MARKET ENTRY STRATEGY - SUMMARY

3L NSCLC is an excellent market entry segment:

Highly unmet medical need
The immunotherapy-resistant and chemotherapy-resistant population desperately need other options

No standard of care
Lack of established treatment and guidelines for patients

Large patient population
Significant number of patients annually– around 50,000 pts/year (U.S.)

Limited competition
There are currently very few clinical trials currently taking place

Phase 2 Trials Promising
Best results so far have been observed in Phase 2 trial (survival)

PLANNED TRIALS IN OTHER TUMOR TYPES

MAIA BIOTECHNOLOGY

COMPLETE RESPONSES OBSERVED IN CRC

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Preclinical Studies in Colorectal Cancer

Ateganosine (THIO) followed by CPI results in 100% complete response

Only 2 cycles of therapy were administered on weeks 1 and 2; no further therapy throughout the study

No recurrence after long-term follow-up

Anticancer immune memory has been induced: no cancer after rechallenge with 10x more CRC cells with no additional therapy



Tumor Volume (mm³)
700
600
500
400
300
200
100
0
0
10
20
Days After Tumor Inoculation
Control
Atezolizumab
Ateganosine
Ateganosine → Atezo
100% CR
D70: Rechallenge with 10x more CRC cells with no additional treatment
Control
Ateganosine
Tumor Volume (mm³)
D69: No recurrence observed
D110: No cancer immune memory due to Ateganosine
D33: 100% CR
0
10
20
30
40
50
60
70
80
90
100
Days After Tumor Inoculation

Mender et al, Cancer Cell, 2020

VAST NUMBER OF STUDIES IN LIVER CANCER

Preclinical Studies in Hepatocellular Carcinoma

Ateganosine (THIO) achieved complete and durable responses in Hepatocellular Carcinoma (HCC), the dominant histology in primary liver cancer (90%)

Ateganosine is highly synergistic and effective in combination with anti-PD-L1 agent Atezolizumab and Ionizing Radiation (IR 10Gy) in HCC53N Hepatocellular Carcinoma

Treatment with Ateganosine in combination with IR and Atezolizumab **results in a complete regression of aggressive HCC tumors.** The combination of IR and Atezolizumab is just partially efficacious


HCC
Tumor Volume (mm³)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
Ateganosine
Ateganosine → IR
IR + Atezo
Ateganosine → IR + Atezo

Awarded FDA Orphan Drug Designation

HCC ANTI-CANCER IMMUNE MEMORY

MAIA BIOTECHNOLOGY
NYSE American: MAIA

Sustained Anti-Tumor Response

- When combined with immunotherapy checkpoint inhibitor Libtayo®, **duration of response was further potentiated**
- Upon rechallenge with two times more cancer cells and no additional treatment, **tumor growth was completely prevented**
- Administration of ateganosine (THIO) alone and in combination with Libtayo® **generated anti-cancer immune memory**


Tumor Volume (mm3)
5x10⁶cells injected
Control
Ateganosine
Libtayo
Ateganosine+Libtayo
****
ns
Days after tumor inoculation
HCC


Tumor Volume (mm3)
Rechallenge with
2x more HCC cells with
no additional treatment
No cancer
immune memory due
to Ateganosine
Control
Ateganosine
Ateganosine+Libtayo
Days after tumor inoculation
HCC

GREAT POTENTIAL IN SCLC

MAIA BIOTECHNOLOGY

NYSE American: MAIA

Preclinical Studies in Small Cell Lung Cancer

Ateganosine (THIO) is synergistic with anti-PD-1 agent Pembrolizumab in Small Cell Lung Carcinoma (SCLC) in vivo in humanized murine cancer model (H2081)

Treatment with Ateganosine followed by Pembrolizumab **results in highly potent anticancer effect,** as compared to Pembrolizumab alone

Ateganosine converts immunologically "cold non-responsive" SCLC tumor into "hot and responsive" to Pembrolizumab



Tumor Volume (mm^3)
1500
1250
1000
750
500
250
0
0
5
10
15
20
25
Days After Tumor Inoculation
Control
Pembro → Ateganosine
Ateganosine → Pembro
SCLC

MULTIPLE TRIALS PLANNED IN OTHER CANCERS

Multicenter, Open-label, Phase 2 Trials Evaluating the Safety and Efficacy of Ateganosine (THIO) Administered in Sequence with Tislelizumab in CRC, SCLC and HCC

	Part A/B: Safety/Efficacy Signal (n=~40)				Part C: Pivotal Phase 2 (n=~80)
Colorectal Cancer (CRC)	Ateganosine →	Immune Activation →	Tislelizumab →	ORR →	Expansion
Small Cell Lung Cancer (SCLC)	Ateganosine →	Immune Activation →	Tislelizumab →	ORR →	Expansion
Hepatocellular Carcinoma (HCC)	Ateganosine →	Immune Activation →	Tislelizumab →	ORR →	Expansion

Treatment with Ateganosine (THIO) + tislelizumab

Ateganosine (THIO)
Cycles every 3 weeks

Day 1	Day 2	Day 3	Day 4	Day 5
Ateganosine	Ateganosine	Ateganosine	Immune Activation	tislelizumab

Scans every 6 weeks

Note: Clinical trials currently in planning stage. Names of trials, indications and number of patients are subject to review and may be updated before trial initiation. Trials in solid tumors, such as Breast, Prostate, Gastric, Pancreatic and Ovarian may be pursued via investigator sponsored trials.

INVESTMENT OPPORTUNITY

MAIA
BIOTECHNOLOGY

EXPERIENCED MANAGEMENT TEAM



Vlad Vitoc, MD, MBA
Founder and CEO

- **25+ years in Oncology Pharma/ Biotech: Commercial, Medical**
- 12 compounds launched across 20+ tumor types
- Leadership roles at
    - Bayer (Nexavar),
    - Astellas (Tarceva, Xtandi),
    - Cephalon (Treanda),
    - Novartis (Zometa), Incyte (Jakafi)



Sergei Gryaznov, PhD
Chief Scientific Officer

- **26+ years as Scientist**
- Expert Drug Discovery and Development, Oncology with 120+ publications
- Head of the J&J Oligonucleotide Center of Excellence Worldwide
- Expert of telomeres and telomerase in cancer, co-inventor of ateganosine (THIO)



Jeffrey Himmelreich, MBA
Head of Finance

- **20+ years of financial expertise**
- CFO for privately held and publicly traded companies in the healthcare and manufacturing industries
- Active CPA licensed in the state of Pennsylvania and is a Chartered Global Management Accountant

Decades of Experience working with Pharmaceutical Leaders

Goal: New Chemical Entity (NCE) Marketing Exclusivity

Ateganosine (THIO) has never been previously approved by the FDA for commercialization

Robust and Growing Patent Portfolio for THIO

10
issued patents Europe
Validated in 19 countries

36
Pending Patent Applications

Robust exclusivity

- **US:** Upon FDA approval
    - **5 years** NCE (with additional 2 years based on Hatch Waxman for potential generic challenge),
    - **2 years** Rare Pediatric Disease designation
    - **7 years** Orphan Drug Designation (ODD); MAIA has obtained ODD for HCC, SCLC, Malignant Gliomas (including GBM).
- **EU, Japan, other markets: 10 years**

Current patents/provisional applications broadly cover the following key areas:

- Telomere targeting compounds (2034+)
- Ateganosine's immunogenic treatment strategy: sequential combination with CPIs (2041)

Next generation – Composition of matter patents

- MAIA-001, Multiple Tumor Types, exclusivity to 2043
- MAIA-002, Multiple Tumor Types, exclusivity to 2044
- MAIA-003, Multiple Tumor Types, exclusivity to 2044

SIGNIFICANT MARKET OPPORTUNITY

NSCLC is only the beginning.

MAIA is developing therapies for the top tumor types markets globally.

NSCLC (#1 worldwide)
Mortality: 1.7M
Sales: $34B

CRC (#2 worldwide)
Mortality: 1.0M
Sales: $20B

HCC
Mortality: 0.8M
Sales: $3.8B

SCLC
Mortality: 0.3M
Sales: $2.8B

- **NSCLC market is expanding to $70B.** Ateganosine holds substantial commercial opportunity in a projected $70 billion global NSCLC treatment market by 2030.
- Treatment with ateganosine is expected to be priced comparably with CPIs if approved[2]**. As a combination therapy (ateganosine + CPI), it does not compete with CPI market but builds on it.**
- CPIs for NSCLC treatment **represent a broad part of $50B CPIs market.**
  - 5 CPIs approved for NSCLC in the U.S.
  - CPIs > 30% of total NSCLC drug sales
  - NSCLC > 40% of total CPI sales
- **Keytruda®, #1 in CPI sales, is expected to hit $35B in 2027,** with biosimilars expected by 2028. NSCLC represents ~30% of Keytruda's total sales.

1. Research and Markets, Non-Small Cell Lung Cancer (NSCLC) Global Market Trends and Regional Growth Insights 2026-2030, March 2026
2. Libtayo 350mg/7ml is priced at $11,439 as of 8/2026 (Source: www.drugs.com/price-guide/libtayo)

THANK YOU

MAIA BIOTECHNOLOGY

Investor Relations Contact
+1 (872) 270-3518
ir@maiabiotech.com

MAIA Biotechnology, Inc.
444 West Lake Street, Suite 1700
Chicago, IL 60606

APPENDIX

MAIA BIOTECHNOLOGY

NYSE American: MAIA

THIO-101 - BASELINE CHARACTERISTICS (PARTS A & B)

MAIA BIOTECHNOLOGY

NYSE American: MAIA

- At the time of cutoff June 30, 2025, 79 subjects with advanced NSCLC received at least one dose of the study drug
- All subjects had previously failed at least 1 prior line of ICI +/- chemotherapy in the advanced setting and had documented disease progression at study entry
- 34% of patients had 2 or more prior treatments lines at study entry

Characteristic	60 mg (n=24)	180 mg (n=41)	360 mg (n=14)	Total (N=79)
Median age (range), years	67 (52–85)	68 (45–81)	68 (50–75)	67 (45–85)
Sex, n (%)				
Female	10 (42)	11 (27)	7 (50)	28 (35)
Male	14 (58)	30 (73)	7 (50)	51 (65)
Number of prior lines, n (%)				
1	17 (71)	30 (73)	5 (36)	52 (66)
2	6 (25)	10 (24)	6 (43)	22 (28)
3	1 (4)	0 (0)	2 (14)	3 (4)
4	0 (0)	1 (2)	1 (7)	2 (3)
ECOG PS, n (%)				
0	6 (25)	8 (20)	7 (50)	21 (27)
1	18 (75)	33 (80)	7 (50)	58 (73)
Histology, n (%)				
Non-squamous cell carcinoma	15 (63)	25 (61)	8 (57)	48 (60)
Squamous cell carcinoma	9 (37)	16 (39)	6 (43)	31 (40)
Brain metastases, n (%)	1 (4)	1 (2)	2 (14)	4 (5)
Liver metastases, n(%)	4 (17)	5 (12)	3 (21)	12 (15)

THIO-101 - SAFETY SUMMARY (PARTS A & B)

- Overall, as of the cut-off date 15Jan2025, THIO + cemiplimab been generally well tolerated in a heavily pre-treated population, with most events being Grade 1–2 in severity.
- Most Treatment Emergent Adverse Events (TEAEs) were laboratory value elevations, except nausea (12.7% overall and 2.4% at the 180 mg dose) and decreased appetite (3.8% overall and 2.4% at the 180 mg dose).
- No dose limiting toxicities (DLTs) have been reported in the Part A safety lead in.
- A related Grade ≥3 ALT increase was reported in 9 patients (11.4%), including 2 patients receiving 360 mg, 4 at 180 mg, and 3 at 60 mg. No clinical symptoms were associated with the elevated laboratory values, and all returned to baseline or normal without sequelae.
- All other related Grade ≥3 events occurred in <5% of patients.
- Following an event of Grade 4 LFT elevation in a patient receiving 360 mg in Part B, enrollment into the 360 mg arm was paused.
- Enrollment was completed in Part B at the selected dose of 180 mg/cycle in February 2024.
- With currently available chemotherapy in this patient population, Grade 5 events are expected in 5% of cases, Grade 4 events in 23.8% and Grade 3 in 42.4%.[1,2]

1. https://www.cyramza.com/hcp/nsclc-treatment/revel-trial-safety
2. https://clinicaltrials.gov/study/NCT01168973?tab=results